Exhibit 99.1

Perficient Inc.

Certain Unaudited Financial Information for the Twelve Months Ended May 31, 2024

Presented below is certain unaudited financial information of Perficient Inc. (“Perficient”), including non-GAAP financial measures, for the twelve months ended May 31, 2024. Perficient’s financial year ends December 31 and Perficient typically presents unaudited financial information on a quarterly basis. Perficient is furnishing the below financial information in connection with certain presentations that Perficient expects to make to proposed lenders related to the financing of the Merger. Because this information presents periods different from those typically covered by Perficient’s financial statements filed with the Securities and Exchange Commission (the “SEC”), this information may not be directly comparable to other financial information relating to Perficient. Accordingly, undue reliance should not be placed on such information.

The financial information below has been prepared by and is the responsibility of management and are subject to revisions based on Perficient’s procedures and controls associated with the completion of its financial reporting, including all the customary reviews and approvals, and certain review procedures conducted by the independent registered public accounting firm that audits Perficient’s annual financial statements. Perficient’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the specific financial data presented below or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

These data are not necessarily indicative of any future period and should be read together with “Risk Factors,” “Forward-Looking Statements” and Perficient’s consolidated financial statements and related notes included in Perficient’s Annual Report on Form 10-K, filed with the SEC on February 27, 2024. Adjusted EBITDA is a supplemental measure that is not calculated and presented in accordance with GAAP. See “About Non-GAAP Financial Measures” below.

Selected Consolidated Statement of Operations Data

(in thousands)

(unaudited)

Twelve Months Ended May 31, 2024
Revenue	$892,552
Cost of Revenue	570,496
Net Income	83,723

Reconciliation of Net Income to Adjusted EBITDA

(in thousands)

(unaudited)

Reconciliation of Net Income to Adjusted EBITDA	Twelve Months Ended May 31, 2024
Net Income	$83,723
Adjustments:
Provision for income taxes	32,909
Net interest (income) expense	(1,674)
Net other (income) expense	481
Depreciation	8,409
Amortization	19,270
Acquisition costs	1,802
Adjustment to fair value of contingent consideration	(4,375)
Stock compensation	33,206
Transaction expenses	6,298
Business optimization	922

Adjusted EBITDA	$180,971

Other Supplemental Financial Data

(in thousands)

(unaudited)

Twelve Months Ended May 31, 2024
Stock based compensation included in cost of revenue	$9,884
Lease expense	12,321
Capital expenditures	4,113

About Non-GAAP Financial Measures

This disclosure includes non-GAAP financial measures. Perficient provides certain non-GAAP financial measures, including adjusted EBITDA (earnings before income taxes, interest, depreciation, amortization, acquisition costs, adjustment to fair value of contingent consideration, stock compensation and the impact of other infrequent or unusual transactions), as supplemental information regarding Perficient’s business performance. Perficient believes that certain non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation. Management excludes stock-based compensation related to restricted stock awards, the amortization of intangible assets, amortization of debt issuance costs related to convertible senior notes, acquisition costs, adjustments to the fair value of contingent consideration, net other income and expense, the impact of other infrequent or unusual transactions, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing certain non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Management uses adjusted EBITDA to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of the applicable non-GAAP financial measure. Some items that are excluded from non-GAAP measures can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments to adjusted EBITDA, and the basis for excluding them, are outlined below:

Amortization

Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs

Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustment to Fair Value of Contingent Consideration

Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions and are inconsistent in amount and frequency from period to period.

Foreign Exchange Loss (Gain)

Non-operating foreign currency exchange gains and losses, inclusive of gains and losses on related foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in net other expense (income) in our consolidated statements of operations. As our operations expand into countries outside of the United States, foreign exchange gains and losses have and will become increasingly material. Perficient believes that excluding these gains and losses from its non-GAAP financial measures is useful to investors because foreign exchange gains and losses will vary as the underlying currencies fluctuate, which makes it difficult to compare current and historical results.

Stock Compensation

Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating adjusted EBITDA because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation, are widely used by analysts and investors.

Transaction Expenses

Perficient has incurred a variety of expenses in connection with the transactions contemplated by the Merger Agreement. Management excludes these items for the purposes of calculating adjusted EBITDA. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are one time expenses that are not reflective of the underlying operations of the business.

Business Optimization

Perficient incurs severance costs for business optimization, which are not part of an ongoing written or substantive plan, and are expensed in its GAAP financial statements. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these expenses are infrequent causing comparison of current and historical financial results to be difficult.